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                                   UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
         Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 17, 2005
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                              Twin Disc, Incorporated
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             (Exact name of registrant as specified in its charter)

       Wisconsin                    1-7635                           39-0667110
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(State or other jurisdiction    (Commission file                (IRS Employer
      of incorporation)               number)               Identification No.)

      1328 Racine Street, Racine, Wisconsin                               53403
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     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code               (262) 638-4000
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 24014d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item  2.05     Costs Associated with Exit or Disposal Activities

On June 17, 2005, the Company approved a restructuring of its Belgian operation. It is anticipated that the Company will record a pretax restructuring charge of approximately $1,993,000 (approximately $1,316,000 after tax)in its fourth quarter. The action was taken in an effort to streamline the Belgian operations cost structure to improve future profitability. The charge consists of pre-pension costs for 32 employees; 28 production employees and 4 salaried employees.

Item  8.01     Other Events

On June 17, 2005, the Board of Directors approved a reorganization of certain of the Company's foreign entities by transferring primary ownership of those entities from the Company to Twin Disc International, S.A. ( a wholly-owned subsidiary of the Company). It is expected that this reorganization should allow a reduction in foreign taxes and improve the ability of the Company to utilize its current foreign tax credit carryovers over the next several years. The Company estimates that it will realize tax benefits of from $1,200,000 to $1,700,000 in fiscal 2005, as a result of this reorganization.

The statements that the Company expects the Belgiian restructuring to improve future profitability and that the reorganization of certain of the Company's foreign entities will allow reduction in foreign taxes and improve its ability to utilize its current foreign tax credit carryovers over the next several years are "forward looking statements" that involve risks and uncertainties, and actual future results could differ materially from what is anticipated due to several factors. In particular, the reduction of foreign taxes and the Company's ability to utilize its current tax credit carryovers are largely dependent upon achieving taxable income at the Belgian and U.S. operations in future years.

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     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

June 23, 2005                                    Twin Disc, Inc.

                                                 /s/ Fred H. Timm
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                                                 Chief Accounting Officer